PDL®

# UBS Global Healthcare Conference

May 22, 2018

PDL BioPharma, Inc.

Nasdaq: PDLI

# Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- Our ability to realize the benefits of our investment in Noden Pharma DAC and LENSAR, Inc. and other income generating assets;
- Risks related to the commercialization of our products, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules.
- Our reliance on third party manufacturers who may not perform as expected;
- The productivity of acquired income-generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be under-secured and unable to recuperate our capital expenditures in the transaction;
- Failure to maintain regulatory approvals relating to our products;
- Failure to acquire additional products or other sources of revenues sufficient to continue operations;
- Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency exchange rates;
- Positive or negative results in PDL's attempt to acquire income-generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL

# PDL's Evolving Strategic Focus

Mission: Maximizing shareholder value primarily through the acquisition and management of a portfolio of healthcare companies.

**Building a portfolio of operating companies:**

- Noden Pharma DAC, a specialty pharma company domiciled in Ireland.
  - 100% owned by PDL.
  - Tekturna® and Tekturna HCT® in U.S. and Rasilez® and Rasilez HCT® in ROW.
- LENSAR, a leader in next-generation femtosecond cataract laser surgery.
  - Wholly owned subsidiary of PDL as of May 11, 2017.
- Actively seeking and evaluating potential new product and company acquisitions.

**Transitioning from healthcare royalty and debt portfolio:**

- Completed deals average IRR of 15.9% and total cash returned of $587 million. (1)
- Current income-generating debt deals representing deployed and committed capital of $20 million: CareView.
- Current royalty transactions representing deployed and committed capital of $396 million: Depomed, VB, University of Michigan, Kybella ® and AcelRx.

(1) Direct Flow Medical is not included because monetization is ongoing.

PDL

# Investment Highlights

- **Compelling opportunity for Tekturna ® /Rasilez ® in the global hypertension market as alternatives to ACE inhibitors and ARBs.**
  - Acquired the brands from Novartis in July 2016.
  - Growth strategy to build upon recently stabilized Rx trends.
- **LENSAR is the femtosecond laser technology leader serving the growing market for cataract surgery with augmented reality system.**
  - Cataract surgery is the world's highest-volume surgical procedure and only 7% of the U.S. market and <2% OUS has been captured by femtosecond technology.
- **Operations and growth strategy largely funded by success with prior business model, nine active royalty and debt deals and strong balance sheet.**
- **Commitment to creating shareholder value through strategic M&A, debt repayment and share buyback program.**
  - Purchasing power with $405 million of cash on balance sheet as of March 31, 2018.
- **Proven leadership at PDL and at Noden with ability to identify assets, consummate transactions and commercialize products successfully.**

PDL®

# Experienced Leadership

## Executive Management

John McLaughlin – CEO

Dominique Monnet – President

Peter Garcia - CFO

Christopher Stone - General Counsel

Jill Jene, Ph.D. – Vice President, Business Development

## Board of Directors

Paul Edick

David Gryska

Jody Lindell

John McLaughlin

Samuel Saks, M.D.

Paul Sandman

Harold E. Selick, Ph.D. Lead Director

Leadership team, each with a track record of success through 20-35 years of experience in the Biopharma and MedTech industries

PDL®

NODEN PHARMA

# Novartis/Noden/Tekturna® Deal

- **Noden and Tekturna ® were PDL's first operational acquisitions under its new growth strategy.**
- **Total Tekturna®/Rasilez® potential purchase price: Up to $294 million.**
  - $110 million paid at closing in July 2016.
  - $89 million paid at first anniversary in July 2017.
  - Milestones of up to $95 million based on sales levels and no generic competition.
- **Financing:**
  - Combination of equity and debt.
    - PDL made an additional equity investment of $32 million in June 2017.

The acquisition of Tekturna® and Rasilez®
was immediately cash flow positive for PDL/Noden.

PDL

# Current Noden Products


Tekturna
(aliskiren)
Tablets
150 mg
Tekturna
(aliskiren)
Tablets
300 mg

- **Tekturna® (U.S.), Rasilez® (ex-U.S.) – contain aliskiren, a direct renin inhibitor for hypertension that reduces plasma renin by inhibiting conversion of angiotensinogen to angiotensin I.**
  - Not for use with ACE inhibitors or ARBs in patients with diabetes or renal impairment and pregnant women.
  - Approved in the U.S. and EU in 2007.

- **Tekturna® HCT and Rasilez® HCT (aliskiren and hydrochlorothiazide, a thiazide diuretic) for hypertension in patients not controlled by monotherapy and as initial therapy in patients likely to need multiple drugs to achieve blood pressure goals.**
  - Not for use with ACE inhibitors and ARBs in patients with diabetes or renal impairment, in patients with known anuria or hypersensitivity to sulfonamide-derived drugs and in pregnant women.
  - Approved in the U.S. and EU in 2009.

# The Tekturna® Opportunity

- **Hypertension is a chronic condition with serious long-term health implications that affects about 29% of adults in the U.S.[1].**
- **ACEIs (angiotensin converting enzyme inhibitors) and ARBs (angiotensin receptor blockers) are typically first- and second-line therapies.**
- **Tekturna ® has a unique mode of action and may be an alternative to ACE inhibitors and ARBs, especially in intolerant patients.**
  - ~12% are intolerant of both ACEIs and ARBs[2] = 9.3 million in the U.S.
- **Tekturna ® has been shown to provide incremental blood pressure lowering when added to a Calcium Channel Blocker (CCB)[3].**
  - 55% of U.S. patients on CCB monotherapy are not at Goal; HCPs add another antihypertensive agent in 35% of cases, or 3.3 million patients.

1) Source: https://www.cdc.gov/bloodpressure/facts.htm
2) Source: Caldeira et al. Aug 2012, Vol. 12, Issue 4 *Am J Cardiovascular Drugs*
3) Source: U.S. Prescribing Information, Tekturna®

PDL

# Executing Well Targeted Promotion

**ACE / ARB Intolerant:**

**SWITCH**


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
17%
Patient Profile*
Patient prescribed an ACE inhibitor but still has uncontrolled BP
Complains of cough
May not be taking medication as directed
May require an alternative therapy


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
11%
Patient Profile*

Estimated 6 million patients

**CCB Not at Goal:**

**ADD**


Your Patients on Hypertension Monotherapy May Have Uncontrolled BP
And as many as 50%
will require a change in medication or an additional therapy
Patient Profile*
For patients with uncontrolled BP, evidence-based guidelines recommend dose titration or adding an agent from a different class

Estimated 3.3 million patients

Sales force using focused promotion targeting patients who may most benefit from Tekturna®

PDL

# Tekturna® Enjoys Strong Access

## Source of Tekturna® Business


42%
53%
Jan-18
Commercial
Medicare
All Other
Cash
All Medicaid

## Tekturna® Plan Coverage


7%
12%
27%
8%
46%
31%
33%
2%
34%
Commercial
Medicare D
Preferred
Preferred (PA/ST)
Covered
Covered (PA/ST)
Not Covered

**Further expanded coverage of Tekturna® to 69% of Medicare Part D Plans in 2018 versus 63% in 2017**

Source: IQVIA PlanTrak & Managed Markets Insight & Technology, LLC.

PDL

# Stabilization of Tekturna® Prescriptions


Tekturna® Prescription Data - All Strengths – U.S.
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Noden resumes promotion with 40 reps
Noden Field Force increased to 60 reps
2/17/2017
3/17/2017
4/17/2017
5/17/2017
6/17/2017
7/17/2017
8/17/2017
9/17/2017
10/17/2017
11/17/2017
12/17/2017
1/17/2018
2/17/2018
TRxs
NRxs

Launch of samples in March 2018
will further facilitate new patients starts

Source: IMS Xponent weekly data

# Maximize Rasilez® Profitability Ex-U.S.

- **Headquartered in Ireland, Noden DAC built a full cross-functional team and a comprehensive distributor network ex-U.S.**
- **Starting November 1, 2017 Noden DAC assumed commercialization for Rasilez ® and Rasilez HCT ® in Switzerland and the EU, focusing on countries where the products are profitable.**
- **In December 2017 Noden entered into an agreement with Lee's Pharmaceutical Holdings Ltd. granting them exclusive sales rights to Rasilez ® in China[1], opening a new market opportunity for the product.**
- **In December 2017 Noden entered into an agreement with Orphan Pacific for the distribution of Rasilez ® in Japan.**
  - OP started shipping products in Q1-2018.
- **Manufacturing:**
  - Novartis to supply API while Noden DAC secures third-party manufacturer but no later than November 2020.
  - In the EU, Novartis continues to supply tableted and finished product until technical transfer to third-party manufacturer is completed. On target for mid-2019.
  - Noden USA has already assumed packaging and labeling responsibilities.

1) Noden also licensed to Lee's Pharma Holdings the rights to Rasilez® in Hong Kong, Taiwan and Macau.

PDL

# Tekturna®/Rasilez® Intellectual Property

- **United States**
  - Composition-of-matter protection to 2018 for Tekturna®; listed in the Orange Book;
    - Plus 6-month extension from successful completion of pediatric testing requirements.
  - Composition-of-matter protection until 2022 for Tekturna® HCT.
  - Formulation protection until 2026 for Tekturna®; listed in the Orange Book.
  - Formulation protection until 2028 for Tekturna® HCT; listed in the Orange Book.
  - Methods-of-manufacture protection until at least 2021.
  - Paragraph IV filing in April 2017 by Anchen regarding Tekturna® directed to the formulation patent expiring in 2026, but not to the API based patents that expire in January 2019 (Tekturna®, with pediatric extension) and March 2022 (Tekturna® HCT).
  - Noden filed its responsive suit against Anchen and Par within the statutory deadline of 45 days and may obtain a stay of approval for up to 30 months.
- **Europe and ROW**
  - Composition-of-matter protection until 2020 in Europe.
  - Formulation protection until 2025 for Tekturna® and 2027 for Tekturna® HCT, where granted.
  - Method-of-manufacture protection at least until 2021 where granted.
- **Know-How**
  - Noden also acquired Novartis' know-how related to Tekturna®, including that which is necessary for the manufacture of the products.

PDL

# Experienced Noden Pharma Team

## Chief Executive Officer, Alan Markey

- Previously Managing Director of Baxter Healthcare Limited (Ireland), Assistant VP for Enbrel - EU.

## Head of Sales and Marketing U.S., Michael McCann

- Previously head of U.S. Cardiovascular at Sanofi Genzyme, VP of Global Strategic Marketing for Cardiovascular.

## Head of Manufacturing and Supply, Liam O'Brien

- Previously Director, Global Technical Operations, Oncology at Novartis.

## Head of Quality, Loretta Cunningham

- Previously Quality Manager at Alexion.

## Head of Regulatory Affairs and Pharmacovigilance, Ronan Donelan

- Previously Global Head of Regulatory Science at Quintiles with over 30 years of experience.

PDL

# Criteria for Building a Portfolio of Operating Companies

- **Focus on commercial-stage products or companies whose performance may be improved through access to PDL's capital and expertise.**
- **Primary targets are biopharma products or companies that either present synergies with the existing Noden Pharma commercial infrastructure, or may offer attractive returns as stand-alone operating companies.**
- **Robust and growing number of potential targets, sourced primarily by PDL staff.**

PDL

PDL®

LENSAR®

CATARACT LASER WITH AUGMENTED REALITY

# LENSAR

CATARACT LASER WITH AUGMENTED REALITY

- Converted to equity from debt transaction
- Leading global developer and manufacturer of femtosecond cataract lasers (FLS) for the growing cataract surgery market.
- Cataract surgery is the highest-volume surgical procedure globally.
  - Market penetration of FLS ~7% of total procedures in U.S. while <2% OUS.
  - FLS procedures expected to grow ~15% annually through 2021.
- LENSAR leads the market in innovation with Streamline III.
- LENSAR has captured ~10% of global procedures.
- >$170 million invested in development and commercial launch.
- 58 employees primarily in Orlando headquarters.
- Recently added well-known ophthalmic industry leaders William Link, Ph.D. and Richard Lindstrom, M.D. to board of directors.


LENSAR

PDL

# LENSAR Highlights

**Large and Growing Market**

- Cataract surgery is the highest volume surgical procedure performed worldwide with over 26.2 million surgeries estimated to be performed in 2017.
- Integration of preoperative diagnostics into the cataract refractive suite is driving procedure growth by delivering better patient outcomes.
- Existing treatments provide sub-optimal solution for astigmatism, which affect 60-70% of patients with preexisting conditions and 100% of cataract surgery patients.

**Leading Technology Platform**

- Widely recognized as the technology innovator with >$170 million invested.
- Broad and deep intellectual property portfolio with >35 U.S. patents issued and >60 pending.
- Augmented reality system provides unique 3D image-guided custom treatments.

**Compelling Business Model**

- Recurring revenue business model with global KOL support.
- Strong value proposition for customers as the only true independent platform compatible with all ultrasound/IOL manufacturers.
- ~170 systems in place with ~90,000 cataract procedures performed to date.

**Positioned for Growth**

- LENSAR has ~10% of the global market of procedures performed with limited sales and marketing resources.
- Positioned for large international markets: India launched 1Q15; China launched 1Q16; growth opportunity in Europe by replacing early distribution partner.
- Recent acquisition of Precision Eye Services for mobile services.

PDL

PDL®

# Overview of Royalty and Debt Portfolio

# 16 Royalty & Debt Investments to Date

## 9 Current Deals

| Type | Company | Amount | Date | Note |
|---|---|---|---|---|
| Royalty Transaction/ Senior Secured Financing | Wellstat Diagnostics, LLC | $44,000,000 | November 2012 | |
| Royalty Acquisition | Depomed | $240,500,000 | October 2013 | |
| Senior Secured Financing | LENSAR | $60,000,000 | October 2013 | Converted to equity in Q2 2017 |
| Senior Secured Financing | Direct Flow Medical, Inc. | $60,000,000 | November 2013 | Written down to ~$10 MM in 4Q16 |
| Royalty Acquisition | VB Viscogliosi Bros., LLC | $15,500,000 | June 2014 | |
| Royalty Acquisition | University of Michigan | $65,600,000 | November 2014 | |
| Senior Secured Financing | CareView Communications | $40,000,000 | June 2015 | |
| Royalty Acquisition | AcelRx Pharmaceuticals, Inc. | $65,000,000 | September 2015 | |
| Royalty Acquisition | kybella | $9,500,000 | July 2016 | |

## 7 Concluded Deals

| Type | Company | Amount | Date |
|---|---|---|---|
| Senior Secured Financing | Durata Therapeutics | $70,000,000 | October 2013 |
| Royalty Transaction/ Senior Secured Financing | AxoGen | $20,800,000 | October 2012 |
| Senior Secured Financing | Merus Labs | $55,000,000 | July 2012 |
| Royalty Transaction/ Senior Secured Financing | Avinger | $40,000,000 | April 2013 |
| Senior Secured Financing | Paradigm Spine | $75,000,000 | February 2014 |
| Royalty Acquisition | ARIAD | Up to $140,000,000 | July 2015 |
| Senior Secured Note Purchase | kaléo | $150,000,000 | April 2014 |

PDL

# Strong Cash Flow to Fund Business

| Product | Licensee | Counterparty | Royalties Until[1] | Investment | Cash Received to date[2] |
|---|---|---|---|---|---|
| Glumetza (metformin HCl) | Depomed | Valeant Pharmaceuticals International, Inc. | indefinite | $240.5M | $325.4M |
| Janumet XR (sitagliptin and metformin HCl extended-release) | Depomed | Merck | 6/2018 | | |
| Jentadueto XR (linagliptin/metformin HCl extended-release) tablets | Depomed | Boehringer Ingelheim / Lilly | 5/2026 | | |
| Invokamet XR (canagliflozin/metformin HCl extended-release tablets) | Depomed | Janssen | 9/2023 | | |
| Synjardy XR (empagliflozin/metformin HCl) tablets | Depomed | Boehringer Ingelheim / Lilly | 12/2026 | | |
| Iclusig (ponatinib) tablets 45 mg, 15 mg | Ariad | Ariad | Payoff | $100.0M | $120.0M[3] |
| Cerdelga (eliglustat) capsules | University of Michigan | Sanofi Genzyme | 4/2022 | $65.6M | $9.2M |
| Zalviso (sufentanil self-managed delivery system) | AcelRx Pharmaceuticals, Inc. | Grunenthal | 1/2032 or 3X investment | $65.0M | $0.2M |
| coflex | VB Viscogliosi Bros., LLC | Paradigm Spine | Until $36.7MM | $15.5M | $5.0M |
| kybella | Inventor | Allergan | 2/2025 | $9.5M | $0.4M |

1) Expected dates based upon current agreements and patent expiry estimates.
2) As of 03/31/18.
3) Paid off on 3/30/17.

PDL

# Financials

# Share Repurchase Programs

- **Previous Program - $30 Million**
  - In March 2017 PDL's board authorized the repurchase of PDL common stock having an aggregate value of up to $30 million through March 2018.
  - Total repurchased under this program over 4 months was approximately 13.3 million shares at an average price of $2.25 per share. All shares repurchased were retired as of June 30, 2017.
- **Current Program - $25 Million**
  - In September 2017 PDL's board authorized the repurchase of PDL common stock having an aggregate value of up to $25 million through September 2018.
  - We previously were not able to implement this program due to trading restrictions, but began implementing this program in March 2018, shortly after the filing of our Form 10-K.
  - We have repurchased 4.2 million shares for a total of $12.6 million through May 8, 2018.

PDL

# First Quarter 2018 Income Statement

| (In thousands, except per share amounts) | Three Months Ended March 31, 2018 | 2017 |
|---|---|---|
| Royalties from Queen et al. patents | $ 2,783 | $ 14,156 |
| Royalty rights - change in fair value | 11,091 | 13,146 |
| Interest revenue | 749 | 5,457 |
| Product revenue, net | 23,324 | 12,581 |
| License and other | 571 | 100 |
| Total revenues | 38,518 | 45,440 |
| Cost of product revenue | 10,566 | 2,552 |
| Amortization of intangible assets/Contingent consideration | 5,693 | 7,457 |
| General and administrative expenses | 11,661 | 12,576 |
| Sales and marketing | 5,513 | 2,584 |
| Research and development | 793 | 1,766 |
| Total operating expenses | 34,226 | 26,935 |
| Operating Income | 4,292 | 18,505 |
| Interest and other income, net | (1,671) | (4,759) |
| Income tax expense | (1,019) | (6,552) |
| Net loss attributable to noncontrolling interests | - | (47) |
| Net income attributable to PDL's shareholders | $ 1,602 | $ 7,241 |
| Net income per share - Basic | $ 0.01 | $ 0.04 |
| Net income per share - Diluted | $ 0.01 | $ 0.04 |

| | | |
|---|---|---|
| Non-GAAP net income reconcilation: | | |
| GAAP net income attributed to PDL's shareholders as reported | $ 1,602 | $ 7,241 |
| Adjustments: | | |
| Mark-to-market adjustment to fair value assets | 7,532 | 348 |
| Non-cash stock-based compensation & debt offering expens | 3,089 | 3,787 |
| Amortization of the intangible assets | 6,293 | 6,015 |
| Other (detailed in Q1 2018 press release) | (745) | 1,267 |
| Income tax effect related to above items | (4,393) | (5,446) |
| Total adjustments | 11,776 | 5,971 |
| Non-GAAP net income | $ 13,378 | $ 13,212 |

PDL

# Strong Balance Sheet

Our strong balance sheet gives us flexibility to consider strategic opportunities that support our acquisition strategy and share repurchase programs.

| ($ in millions) | March 31, 2018 |
| --- | --- |
| **Cash, cash equivalents and short-term investments** | **$405** |
| **Total Assets** | **$1,100** |
| **Debt:** | |
| 2.75% Convertible Debt - due 12/2021 ($3.81 conversion p/s)[1] | **$150** |
| | |

1) PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

PDL

# Goal: Fill Gap Between Book Value and Stock Price

PDL's book value per share increased to $5.60 in the period ending March 31, 2018



PDL's Book Value Per Share(1)
$6.00
$5.75
$5.50
$5.25
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18

(1) Does not include asset value of royalties from Queen et al patents.

PDL

# Value of Balance Sheet Assets


Assets
1200
1000
800
600
400
200
0
Cash/Inv.
Depomed
Noden
AcelRx
Lensar
U-Michigan
Other
Wellstat
CareView

| Selected Component | Balance 3/31/2018 $ millions | Per Share |
|---|---|---|
| Royalty Rights | $ 341.7 | $ 2.27 |
| Noden & Lensar Book Value | $ 213.2 | $ 1.42 |
| Notes Receivable | $ 70.7 | $ 0.47 |
| Total Investments | $ 625.6 | $ 4.16 |
| | | |
| Cash | $ 405.1 | $ 2.69 |
| Debt | $ (150.0) | $ (1.00) |
| Net Cash | $ 255.1 | $ 1.69 |
| | | |
| Other Misc./Net Liabilities | $ (37.7) | $ (0.25) |
| Total Balance Sheet Value | $ 843.0 | $ 5.60 |
| | | |
| Shares O/S in millions | | 150.64 |

PDL

# Key Information and Figures

| | |
|---|---|
| ***NASDAQ Ticker*** | PDLI |
| ***HQ Location*** | Incline Village, Nevada |
| ***Share Price*** | $2.70 as of 05/16/2018 |
| ***Book Value** as of 12/31/2017* | $5.60 per share |
| ***Current Deployed on Royalty Investments*** | $396 million |
| ***Current Deployed on Debt Investments*** | $20 million |
| ***Current Deployed on Equity Investments*** | $139 million |
| ***Cash Deployed on Concluded Transactions*** | $444 million |
| ***Return on Concluded Transactions[1]*** | 15.9% |
| ***NOLs[2]*** | >$119 million |
| ***March 31, 2018 Cash Position*** | $405 million |

**$1 Billion Deployed**

1) Does not include Direct Flow Medical because monetization is ongoing.
2) Estimated net operating losses from LENSAR.

PDL

# Investment Highlights and Priorities

| HIGHLIGHTS |
|---|
| Tekturna ® and Rasilez ® are important products for treating hypertension with a differentiated MOA and potential upside in revenues if promoted appropriately. |
| Noden investment was immediately cash flow accretive to PDL. |
| A team with demonstrated ability to identify assets, consummate transactions and commercialize products successfully. |
| Nine active royalty and debt deals generating cash returns. |
| Strong balance sheet with a net book value of $5.60 per share and $405 million cash on hand at end of Q1 2018. |

| 2018 PRIORITIES |
|---|
| Execute on the commercialization of Noden products. |
| Acquire additional biopharmaceutical products and/or companies. |
| Optimize LENSAR operations, develop plan to expand utilization and take advantage of tax efficiencies. |
| Continue diverse capital allocation, which includes acquiring products, companies, as well as share and convertible debt repurchases. |
| Close the gap between share price and book value per share. |

PDL